UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 12, 2012 (June 7, 2012)

BIOMIMETIC THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-51934	62-1786244
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

389 Nichol Mill Lane, Franklin, Tennessee 37067

(Address of principal executive offices) (Zip code)

(615) 844-1280

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address,

if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

1

Item 5.05 Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics

On June 7, 2012, the Board of Directors of BioMimetic Therapeutics, Inc. (the “Company”) approved amendments to the Company’s Code of Business Conduct and Ethics (the “Code”). The revisions include, among other things: (1) enhancements to the insider trading provisions; (2) the addition of a prohibition on loans by the Company to Company directors or officers; (3) the addition of a disclosure section requiring that the Company’s books, records and accounts are accurately maintained and regulatory filings comply with all applicable laws; and (4) the substitution of “Chief Financial Officer” for all references to “General Counsel.” The foregoing summary of the amendments to the Code is subject to and qualified in its entirety by reference to the full text of the Code as so amended, a copy of which is attached as Exhibit 14.1 to this Current Report on Form 8-K and which is incorporated by reference into this Item 5.05. The amended Code is posted on the Company’s website at www.biomimetics.com under the “Corporate Governance” subsection of the “Company” tab.

Item 5.07 Submission of Matters to a Vote of Security Holders

On June 7, 2012, the Company held its 2012 Annual Meeting of Stockholders (the “Annual Meeting”). Five proposals were voted on at the meeting: (1) the election of Thorkil K. Christensen, Christopher B. Ehrlich and Charles W. Federico as Class I directors to serve until the Company’s 2015 Annual Meeting of Stockholders; (2) the ratification of the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2012; (3) the approval of the Company’s 2012 Equity Incentive Plan; (4) an amendment to the Company’s 2005 Employee Stock Purchase Plan to increase the number of shares of common stock authorized for issuance from 200,000 to 600,000; and (5) a vote, on an advisory basis, for the approval of the compensation of the Company’s named executive officers.

Stockholders of record at the close of business on April 12, 2012 were entitled to vote at the Annual Meeting. As of April 12, 2012, there were 28,199,501 shares of common stock outstanding and entitled to vote. A quorum consisting of 24,606,363 shares of common stock of the Company were present or represented at the meeting.

All of the proposals requiring approval were approved by the requisite vote necessary, and the votes with respect to each of the proposals are set forth below:

(1)	The election of each of Thorkil K. Christensen, Christopher B. Ehrlich and Charles W. Federico as Class I directors to serve until the Company’s 2015 Annual Meeting of Stockholders:

Director Nominee	For	Withheld	Broker Non-Votes
Thorkil K. Christensen	17,700,621	366,318	6,539,424
Christopher B. Ehrlich	17,551,434	515,505	6,539,424
Charles W. Federico	16,735,631	1,331,308	6,539,424

2

(2)	The ratification of the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2012:
For	Against	Abstain
24,544,374	47,543	14,446

(3)	To approve Company’s 2012 Equity Incentive Plan:
For	Against	Abstain	Broker Non-Votes
13,459,253	4,482,331	125,355	6,539,424

(4)	To approve an amendment to the Company’s 2005 Employee Stock Purchase Plan to increase the number of shares of common stock authorized for issuance from 200,000 to 600,000:
For	Against	Abstain	Broker Non-Votes
17,393,390	543,494	130,055	6,539,424

(5)	Advisory vote to approve compensation of the Company’s named executive officers:
For	Against	Abstain	Broker Non-Votes
14,593,775	3,361,463	111,701	6,539,424

Item 8.01 Other Events

On June 7, 2012, the Company issued a press release announcing the results of the Annual Meeting. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

14.1	Code of Business Conduct and Ethics of BioMimetic Therapeutics, Inc.

99.1	Press Release dated June 7, 2012

3

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIOMIMETIC THERAPEUTICS, INC.

By:	/s/ Larry Bullock
Name: Larry Bullock Title: Chief Financial Officer

June 12, 2012

4